Commitments	12 Months Ended
Dec. 31, 2020
COMMITMENTS
Commitments	Commitments The Company has entered into a number of contractual commitments for capital items relating to operations and development. At December 31, 2020, these commitments totaled $65.3 million, $65.1 million of which is expected to become due over the next 12 months. This compares to commitments of $72.5 million as at December 31, 2019, $72.3 million of which was expected to become due over the upcoming year. Certain contractual commitments may contain cancellation clauses; however, the Company discloses its commitments based on management’s intent to fulfill the contracts.